                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                               ----------------


                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  September 30, 1996



                       GREEN TREE FINANCIAL CORPORATION
              as originator of Certificates for Home Improvement
                     and Home Equity Loans, Series 1996-D
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            (Exact name of registrant as specified in its charter)


          Delaware                      01-08916                  41-1807858
----------------------------    ------------------------     -------------------
(State or other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (612) 293-3400


                                 Not Applicable
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         (Former name or former address, if changed since last report)

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

ITEM 1.   Changes in Control of Registrant.
          Not applicable.

ITEM 2.   Acquisition or Disposition of Assets.

          Not applicable

ITEM 3.   Bankruptcy or Receivership.

          Not applicable

ITEM 4.   Changes in Registrant's Certifying Accounting.

          Not applicable

ITEM 5.   Other Events.

          On September 30, 1996, the Registrant sold approximately $367,733,592 of Certificates for Home Improvement and Home Equity Loans, Series
          1996-D, evidencing beneficial ownership interests in a trust consisting of a pool of home improvement and home equity loan agreements and certain related property conveyed by Green Tree
          Financial Corporation.

ITEM 6.   Resignations of Registrant's Directors.

          Not applicable

ITEM 7.   Financial Statements and Exhibits.

          (a)  Financial statements of businesses acquired.

               Not applicable

          (b)  Pro forma financial information.

               Not applicable
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                                       2

          (c)  Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

               Exhibit No.   Description
               -----------   -----------
                    4.1      Pooling and Servicing Agreement between Green Tree
                             Financial Corporation, as Seller and Servicer, and
                             First Trust National Association, as Trustee, dated
                             as of September 1, 1996, relating to Home
                             Improvement and Home Equity Loan Trust 1996-D



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 4, 1996                 GREEN TREE FINANCIAL CORPORATION
                                       as originator of Home Improvement and
                                       Home Equity Loan Trust 1996-D



                                       By: /s/ Phyllis A. Knight
                                           -------------------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

INDEX TO EXHIBITS


Exhibit
-------
Number                                                            Page
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

4.1  Pooling and Servicing Agreement between Green Tree           5
     Financial Corporation, as Seller and Servicer, and First
     Trust National Association, as Trustee, dated as of
     September 1, 1996, relating to Home Improvement and
     Home Equity Loan Trust 1996-D

                                       4